                                                                      EXHIBIT 24


                         REGIONS FINANCIAL CORPORATION

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of REGIONS FINANCIAL CORPORATION (the "Corporation") hereby constitute and appoint Richard D. Horsley and Samuel E. Upchurch, Jr. and each of them, the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution and resubstitution, and with full power and authority in said agents and attorneys-in-fact, and in one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, the 2001 Form 10-K.

/s/ Carl E. Jones, Jr.                Chairman, President and Chief          March 19, 2002
----------------------------          Executive Officer and Director
Carl E. Jones, Jr.                    (principal executive officer)

/s/ Richard D. Horsley                Vice Chairman of the Board and         March 19, 2002
----------------------------          Executive Financial Officer
Richard D. Horsley                    and Director
                                      (principal financial officer)

/s/ Allen B. Morgan, Jr.              Chairman & CEO, Morgan                 March 19, 2002
----------------------------          Keegan & Co. and Director
Allen B. Morgan, Jr.

/s/ Sheila S. Blair                   Director                               March 19, 2002
----------------------------
Sheila S. Blair

/s/ James B. Boone, Jr.               Director                               March 15, 2002
----------------------------
James B. Boone, Jr.

/s/ James S.M. French                 Director                               March 18, 2002
----------------------------
James S.M. French

/s/ Olin B. King                      Director                               March 15, 2002
----------------------------
Olin B. King

/s/ Michael W. Murphy                 Director                               March 18, 2002
----------------------------
Michael W. Murphy

/s/ Henry E. Simpson                  Director                               March 18, 2002
----------------------------
Henry E. Simpson

/s/ Lee J. Styslinger, Jr.            Director                               March 18, 2002
----------------------------
Lee J. Styslinger, Jr.

/s/ W. Woodrow Stewart                Director                               March 15, 2002
----------------------------
W. Woodrow Stewart

/s/ John H. Watson                    Director                               March 18, 2002
----------------------------
John H. Watson

/s/ C. Kemmons Wilson, Jr.            Director                               March 18, 2002
----------------------------
C. Kemmons Wilson, Jr.